PACE MONEY MARKET
INVESTMENTS

--------------------------------------------------------------------------------

JANUARY 31, 2002



SEMIANNUAL REPORT

PACE MONEY MARKET INVESTMENTS

ADVISOR: Brinson Advisors, Inc.
PORTFOLIO MANAGER: Susan Ryan
OBJECTIVE: Current income consistent with preservation of capital and liquidity INVESTMENT PROCESS: The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it is possible to lose money by investing in this fund. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental and private issuers. Security selection is based on the assessment of relative values and changes in market and economic conditions.

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 1/31/02

                                                               6 MONTHS     1 YEAR     5 YEARS  SINCE INCEPTION 8/24/95^
---------------------------------------------------------------------------------------------------------------------------
PACE Money Market Investments
 Without PACE program fee*                                       1.30%      3.58%       5.01%             5.03%
---------------------------------------------------------------------------------------------------------------------------
PACE Money Market Investments
 With PACE program fee*                                          0.54       2.03        3.44              3.47
---------------------------------------------------------------------------------------------------------------------------
90-Day U.S. T-Bill Index+                                        1.12       3.13        4.78              4.87
---------------------------------------------------------------------------------------------------------------------------
Lipper Money Market Funds Median                                 1.08       3.56        4.77              5.02
---------------------------------------------------------------------------------------------------------------------------

For PACE Money Market Investments, the 7-day current yield for the period ended January 31, 2002, was 1.70%, without the PACE program fee. With the maximum PACE program fee, the 7-day current yield was 0.20%. The Portfolio's yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation.

*    The maximum annual PACE program fee is 1.5% of the value of PACE assets.
^ Inception returns for the Index and Lipper Median are shown as of the nearest month-end of the Fund's inception: August 31, 1995.
+ 90-Day U.S. T-Bills are promissory notes issued by the U.S. Treasury and sold through competitive bidding, with a short-term maturity date, in this case, three months. This Index is derived from secondary market interest rates as published by the Federal Reserve Bank.

     Past performance does not predict future performance. Investment returns and yields will vary. Performance results assume reinvestment of all dividends and capital gains distributions. Total returns for periods of one year or less have not been annualized.

     Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper Median is the return of the fund that places in the middle of the peer group.

     AN INVESTMENT IN PACE MONEY MARKET INVESTMENTS IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

ADVISOR'S COMMENTS

     For the six months ended January 31, 2002, the Portfolio returned 1.3% (before the deduction of the maximum PACE program fee; 0.5% after the deduction of the fee), exceeding gains during the period of both the 90-Day U.S. T-Bill Index and the Lipper Money Market Funds Median (on a pre-PACE program fee basis). The Portfolio's barbell approach, in which we invested in shorter maturities to maintain liquidity while investing in longer maturity paper to take advantage of favorable longer rates, helped performance during the period.

     Yields fell dramatically during this period as the Federal Reserve (the "Fed") continued to lower the federal funds rate through the calendar year in an attempt to help pull the nation's economy out of recession. The Fed lowered rates 11 times in 2001, bringing the key rate down from 6.50% to 1.75%. As we approached the end of the reporting period and entered the new year, the Fed's easing, in combination with federal monetary stimulus, seems to have quickly yanked the nation's Gross Domestic Product (GDP) back into positive territory. After declining 1.3% during the third quarter, GDP crept back into positive territory at 0.02% for the fourth quarter of 2001 and is expected to be adjusted upwards when revisions are announced.

     A batch of positive news bolstered the belief that the recession would remain short lived. The nation's unemployment rate fell to 5.6% from 5.8% in January, while consumer spending jumped 6% and the sale of durable goods such as automobiles and appliances rose 2.6% during the fourth quarter of 2001. Productivity also increased 5.2% during the fourth quarter, while new factory orders increased 1.6% in January as inventories were whittled away. Post period, the Institute of Supply Management's manufacturing index also jumped from 49.9 to 54.7, ending 18 consecutive months of readings below 50. Marks below 50 signify contraction while readings above 50 signify expansion.

     Despite the positive news, business investment still lagged during the period and concerns about corporate credit quality increased in the wake of high-profile corporate bankruptcies and questions about accounting practices. We believe economic growth will continue at a slow to moderate pace, but credit concerns could dampen the strength of the recovery. At period end, spreads between Treasurys and many corporate names had already widened. We hope to take advantage of the yield curve's steepness by selecting high quality, high liquidity debt issues. We also believe that the Fed will take a wait and see stance before deciding to raise interest rates again.

PACE MONEY MARKET INVESTMENTS--PORTFOLIO STATISTICS

CHARACTERISTICS*                                                           1/31/02
-----------------------------------------------------------------------------------------
Net Assets (mm)                                                             $88.7
Number of Issuers (excl. Govt's)                                             31
Weighted Average Maturity                                                  77 days
-----------------------------------------------------------------------------------------
PORTFOLIO COMPOSITION*                                                     1/31/02
-----------------------------------------------------------------------------------------
Commercial Paper                                                             33.6%
U.S. Government Agency Obligations                                           31.4
Bank Obligations                                                             20.3
Short-Term Corporate Obligations                                             10.1
Money Market Funds                                                            5.4
Liabilities in Excess of Other Assets                                        -0.8
-----------------------------------------------------------------------------------------
Total                                                                       100.0%
TOP 10 HOLDINGS (EXCLUDING U.S. GOV'T AGENCY OBLIGATIONS)*                 1/31/02
-----------------------------------------------------------------------------------------
Stellar Funding                                                               4.6%
Giro Multi-Funding                                                            4.3
GE Capital                                                                    3.9
AIM Liquid Assets                                                             3.5
Dexia Bank                                                                    3.4
Koch Industries                                                               3.4
Danske                                                                        3.4
Quincy Capital                                                                2.9
Canadian Imperial Bank of Commerce                                            2.8
Wells Fargo                                                                   2.3
-----------------------------------------------------------------------------------------
Total                                                                        34.5%

     This letter is intended to assist shareholders in understanding how the Portfolio performed during the six months ended January 31, 2002, and reflects our views at the time of writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your financial advisor regarding your personal investment program.







*Weightings represent percentages of net assets as of January 31, 2002. The Portfolio is actively managed and its composition will vary over time.

PACE MONEY MARKET INVESTMENTS                       JANUARY 31, 2002 (UNAUDITED)

STATEMENT OF NET ASSETS

PRINCIPAL
AMOUNT                                                                        MATURITY             INTEREST
(000)                                                                          DATES                 RATES            VALUE
-----                                                                          -----                 -----            -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 31.41%
$   104   Federal Farm Credit Bank                                             03/07/02                 4.500%@   $   103,558
  1,000   Federal Home Loan Bank                                               02/13/02                 1.600@        999,467
 12,065   Federal Home Loan Bank.                                        08/08/02 to 02/21/03   2.270 to 3.810     12,064,677
  2,020   Federal Home Loan Mortgage Corp.                               02/27/02 to 07/18/02   2.160 to 3.580      2,001,802
  2,685   Federal National Mortgage Association                          02/19/02 to 11/07/02   1.650 to 3.620      2,682,888
  5,000   Federal National Mortgage Association.                               02/01/02         1.750 to 1.770*     4,999,834
  5,000   Student Loan Marketing Association                                   02/05/02         2.198 to 2.248*     4,999,772
                                                                                                                  -----------
Total U.S. Government Agency Obligations (cost-- $27,851,998)                                                      27,851,998
                                                                                                                  -----------

BANK NOTES -- 2.26%
DOMESTIC -- 2.26%
  2,000   Wells Fargo Bank N.A. (cost-- $2,000,095)                            02/01/02                 1.805*      2,000,095
                                                                                                                  -----------

CERTIFICATES OF DEPOSIT -- 18.04%
DOMESTIC -- 3.38%
  3,000   State Street Bank & Trust Co.                                        02/11/02                 1.750       3,000,000
                                                                                                                  -----------
YANKEE -- 14.66%
  1,500   ABN AMRO Bank N.V.                                                   11/05/02                 2.260       1,500,000
  1,000   Barclays Bank PLC                                                    02/01/02                 1.740*        999,963
  2,500   Canadian Imperial Bank of Commerce                                   02/01/02         1.800 to 1.850*     2,499,952
  3,000   Dexia Bank                                                     08/09/02 to 01/06/03   2.485 to 4.000      3,000,316
  1,000   National Westminster Bank PLC                                        06/24/02                 4.230       1,000,036
  1,000   Royal Bank of Canada                                                 07/05/02                 4.105       1,000,021
  2,000   Royal Bank of Scotland PLC                                     09/06/02 to 12/27/02   2.710 to 3.735      1,999,824
  1,000   Svenska Handelsbanken                                                08/23/02                 3.840       1,000,000
                                                                                                                  -----------
                                                                                                                   13,000,112
                                                                                                                  -----------
Total Certificates of Deposit (cost-- $16,000,112)                                                                 16,000,112
                                                                                                                  -----------

COMMERCIAL PAPER@ -- 33.58%
ASSET BACKED-AUTO & TRUCK -- 2.25%
  2,000   New Center Asset Trust                                               02/01/02                 1.880       2,000,000
                                                                                                                  -----------
ASSET BACKED-BANKING -- 6.81%
  2,000   Atlantis One Funding Corp.                                           02/07/02                 1.870       1,999,377
  4,044   Stellar Funding Group, Inc.                                    02/08/02 to 02/22/02   1.840 to 2.080      4,041,711
                                                                                                                  -----------
                                                                                                                    6,041,088
                                                                                                                  -----------
ASSET BACKED-MISCELLANEOUS -- 12.78%
  2,000   Asset Securitization Cooperative Corp.                               02/25/02                 1.731*      2,000,000
  3,789   Giro Multi-Funding Corp.                                             02/07/02                 1.780       3,787,876
  1,500   Preferred Receivables Funding Corp.                                  02/21/02                 1.800       1,498,500
  2,557   Quincy Capital Corp.                                                 02/12/02                 1.775       2,555,613
  1,491   Three River Funding Corp.                                            02/25/02                 1.820       1,489,191
                                                                                                                  -----------
                                                                                                                   11,331,180
                                                                                                                  -----------
BANKING-DOMESTIC -- 4.41%
  3,000   Danske Corp.                                                         02/11/02                 1.740       2,998,550
    909   J.P. Morgan Chase & Co., Inc.                                        02/15/02                 1.800         908,364
                                                                                                                  -----------
                                                                                                                    3,906,914
                                                                                                                  -----------
ENERGY -- 3.38%
  3,000   Koch Industries, Inc.                                                02/01/02                 1.900       3,000,000
                                                                                                                  -----------
FINANCE-DIVERSIFIED -- 3.95%
  3,500   GE Capital Corp.                                               02/01/02 to 02/11/02   1.760 to 1.910      3,499,022
                                                                                                                  -----------
Total Commercial Paper (cost-- $29,778,204)                                                                        29,778,204
                                                                                                                  -----------

PACE MONEY MARKET INVESTMENTS

PRINCIPAL
 AMOUNT                                                                MATURITY                INTEREST
 (000)                                                                  DATES                    RATES       VALUE
 -----                                                                  -----                    -----       -----
SHORT-TERM CORPORATE OBLIGATIONS -- 10.15%
ASSET BACKED-FINANCE -- 5.64%
$ 1,000   Beta Finance, Inc.                                           05/14/02                 4.095%    $   999,986
  2,000   Beta Finance, Inc.                                           02/04/02                 1.810*      1,999,999
  2,000   CC (USA), Inc.                                               02/06/02                 1.820*      2,000,000
                                                                                                          -----------
                                                                                                            4,999,985
                                                                                                          -----------
BROKER/DEALER -- 3.38%
  2,000   CS First Boston, Inc.                                        02/20/02                 1.923*      2,000,000
  1,000   Merrill Lynch & Co., Inc.                                    02/01/02                 1.880*      1,000,000
                                                                                                          -----------
                                                                                                            3,000,000
                                                                                                          -----------
FINANCE - INDEPENDENT -- 1.13%
  1,000   National Rural Utilities Cooperative Finance Corp.           02/05/02                 1.830*      1,000,000
                                                                                                          -----------
Total Short-Term Corporate Obligations (cost-- $8,999,985)                                                  8,999,985
                                                                                                          -----------
  NUMBER OF
   SHARES
    (000)
MONEY MARKET FUNDS -- 5.39%
  3,060   AIM Liquid Assets Portfolio                                  02/01/02                 1.930+      3,060,036
    583   AIM Prime Portfolio                                          02/01/02                 1.680+        583,112
  1,140   BlackRock Provident Institutional TempFund                   02/01/02                 1.897+      1,139,887
                                                                                                          -----------
Total Money Market Funds (cost-- $4,783,035)                                                                4,783,035
                                                                                                          -----------
Total Investments (cost-- $89,413,429)-- 100.83%                                                           89,413,429
Liabilities in excess of other assets-- (0.83)%                                                              (735,383)
                                                                                                          -----------
Net Assets (applicable to 88,678,266 shares of beneficial interest
outstanding equivalent to $1.00 per share)-- 100.00%                                                      $88,678,046
                                                                                                          ===========

----------
* Variable rate securities-maturity date reflects earlier of reset date or maturity date. The interest rates shown are the current rates as of January 31, 2002, and reset periodically.
@    Interest rates shown are discount rates at date of purchase.
+    Interest rates shown reflect yield at January 31, 2002.


                       Weighted Average Maturity--77 days


                 See accompanying notes to financial statements

PACE MONEY MARKET INVESTMENTS

STATEMENT OF OPERATIONS

                                                                               FOR THE SIX
                                                                               MONTHS ENDED
                                                                             JANUARY 31, 2002
                                                                                (UNAUDITED)
INVESTMENT INCOME:
Interest                                                                           $1,331,279
                                                                                   ----------
EXPENSES:
Investment management and administration fees                                         153,770
Transfer agency and related services fees                                             294,500
Reports and notices to shareholders                                                    47,223
Professional fees                                                                      23,384
Federal and state registration fees                                                    11,528
Trustees' fees                                                                          7,225
Custody and accounting                                                                  4,393
Other expenses                                                                          1,012
                                                                                   ----------
                                                                                      543,035
Less: Fee waivers and reimbursements from investment manager                         (323,358)
                                                                                   ----------
Net expenses                                                                          219,677
                                                                                   ----------
NET INVESTMENT INCOME                                                               1,111,602
NET REALIZED GAINS FROM INVESTMENT TRANSACTIONS                                             1
                                                                                   ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $1,111,603
                                                                                   ==========

STATEMENT OF CHANGES IN NET ASSETS

                                                                                            FOR THE SIX
                                                                                            MONTHS ENDED      FOR THE
                                                                                          JANUARY 31, 2002   YEAR ENDED
                                                                                             (UNAUDITED)    JULY 31, 2001
FROM OPERATIONS:
Net investment income                                                                         $ 1,111,602   $ 3,941,424
Net realized gains from investment transactions                                                         1           342
                                                                                              -----------   -----------
Net increase in net assets resulting from operations                                            1,111,603     3,941,766
                                                                                              -----------   -----------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income                                                                          (1,111,602)   (3,941,424)
                                                                                              -----------   -----------
FROM BENEFICIAL INTEREST TRANSACTIONS:
Net increase in net assets from beneficial interest transactions                               12,020,670    11,136,276
                                                                                              -----------   -----------
Net increase in net assets                                                                     12,020,671    11,136,618
NET ASSETS:
Beginning of period                                                                            76,657,375    65,520,757
                                                                                              -----------   -----------
End of period                                                                                 $88,678,046   $76,657,375
                                                                                              ===========   ===========


                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     PACE Money Market Investments (the "Portfolio") is a diversified portfolio of PaineWebber PACE Select Advisors Trust (the "Trust"), which was organized as a Delaware business trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

     The Trust currently offers twelve portfolios available for investment, each having its own investment objectives and policies. Shares of the Portfolio currently are available only to participants in the PaineWebber PACE(SM) Select Advisors Program and the PaineWebber PACE(SM) Multi Advisor Program.

     The Trust accounts separately for the assets, liabilities and operations for each portfolio. Expenses directly attributable to each portfolio are charged to that portfolio's operations; expenses which are applicable to all portfolios are allocated among them on a pro rata basis.

     The Trust incurred costs of approximately $1,138,000 in connection with the organization of the Trust and the registration of its shares. Such costs were deferred and were amortized using the straight-line method over the period of benefit, not to exceed five years, beginning with the commencement of operations of the Trust. Such costs have been fully amortized at July 31, 2001.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires the Portfolio's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

     VALUATION AND ACCOUNTING FOR INVESTMENTS AND INVESTMENT INCOME -- Investments are valued at amortized cost, which approximates market value, unless the Trust's Board of Trustees determines that this does not represent fair value. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

     REPURCHASE AGREEMENTS -- The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio occasionally participates in joint repurchase agreement transactions with other funds managed, advised or sub-advised by Brinson Advisors, Inc. ("Brinson Advisors"), the manager and administrator of the Portfolio. Brinson Advisors is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry.

     DIVIDENDS AND DISTRIBUTIONS -- Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

     The ability of the issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic developments particular to a specific industry or region.

INVESTMENT MANAGER AND ADMINISTRATOR

     The Trust has entered into an Investment Management and Administration Contract ("Management Contract") with Brinson Advisors. In accordance with the Management Contract, the Portfolio pays Brinson Advisors a management and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets. At January 31, 2002 the Portfolio did not owe Brinson Advisors for management or administration fees.

     For the six months ended January 31, 2002, Brinson Advisors agreed to waive $153,770 of its investment management and administration fees and reimburse the Portfolio $169,588 for certain operating expenses.

OTHER LIABILITIES

     At January 31, 2002, the Portfolio had dividends payable aggregating $70,379, a payable for shares of beneficial interest repurchased of $605,399 and a payable for investments purchased of $1,000,000.

FEDERAL TAX STATUS

     The Portfolio intends to distribute substantially all of its taxable income and to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Portfolio intends not to be subject to a federal excise tax.

MONEY MARKET FUND INSURANCE BONDS

     At January 31, 2002, the Portfolio had insurance bonds that provided limited coverage for certain loss events involving certain money market instruments held by the Portfolio. These loss events included non-payment of principal or interest or a bankruptcy or insolvency of the issuer or credit enhancement provider (if any). The insurance bonds provided for coverage up to $200 million for a number of funds with a deductible of 30 basis points (0.30%) of the total assets of the Portfolio for First Tier Securities, determined as of the close of business on the first business day prior to the loss event. In the event of a loss covered under the insurance bonds, the Portfolio would have expected to retain the security in its portfolio, rather than having to sell it at its current market value, until the date of payment of the loss, which would generally be no later than the maturity of the security. While the insurance bonds were intended to provide some protection against credit risk and to help the Portfolio maintain a constant price per share of $1.00, there was no guarantee that the insurance bonds would have done so. For the six months ended January 31, 2002, the Portfolio did not use these insurance bonds.

SHARES OF BENEFICIAL INTEREST

     There are an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

                                                                FOR THE SIX         FOR THE
                                                               MONTHS ENDED       YEAR ENDED
                                                             JANUARY 31, 2002    JULY 30, 2001
                                                             ----------------    -------------
Shares sold                                                    62,592,569         98,573,006
Shares repurchased                                            (51,697,861)       (91,327,283)
Dividends reinvested                                            1,125,962          3,890,553
                                                              -----------        -----------
Net increase in shares outstanding                             12,020,670         11,136,276
                                                              ===========        ===========

PACE MONEY MARKET INVESTMENTS

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                            FOR THE SIX
                                                           MONTHS ENDED               FOR THE YEARS ENDED JULY 31,
                                                         JANUARY 31, 2002     --------------------------------------------
                                                            (UNAUDITED)         2001     2000     1999     1998     1997
                                                            -----------         ----     ----     ----     ----     ----
Net asset value, beginning of period                            $  1.00      $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
                                                                -------      -------  -------  -------  -------  -------
Net investment income                                              0.01         0.05     0.05     0.05     0.05     0.05
                                                                -------      -------  -------  -------  -------  -------
Dividends from net investment income                              (0.01)       (0.05)   (0.05)   (0.05)   (0.05)   (0.05)
                                                                -------      -------  -------  -------  -------  -------
Net asset value, end of period                                  $  1.00      $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
                                                                =======      =======  =======  =======  =======  =======
Total investment return (1)                                        1.30%        5.44%    5.53%    4.85%    5.32%    5.13%
                                                                =======      =======  =======  =======  =======  =======
Ratios/Supplemental Data:
Net assets, end of period (000's)                               $88,678      $76,657  $65,521  $47,174  $25,493  $16,070

Expenses to average net assets, net of fee waivers
   and expense reimbursements                                      0.50%*       0.50%    0.50%    0.50%    0.50%    0.50%

Expenses to average net assets, before fee waivers
   and expense reimbursements                                      1.24%*       1.00%    0.95%    1.07%    1.20%    1.89%

Net investment income to average net assets, net
   of fee waivers and expense reimbursements                       2.53%*       5.26%    5.46%    4.70%    5.20%    5.04%

Net investment income to average net assets, before
   fee waivers and expense reimbursements                          1.79%*       4.76%    5.01%    4.13%    4.50%    3.65%

----------
*    Annualized.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include program fees; results would be lower if this fee was included. Total investment return for period less than one year has not been annualized.

PACE MONEY MARKET INVESTMENTS

SUPPLEMENTAL INFORMATION (UNAUDITED)

SHAREHOLDER MEETING RESULTS

     A special meeting of shareholders of the Trust was held on August 22, 2001. At the meeting, Margo N. Alexander, Richard Q. Armstrong, David J. Beaubien,
E. Garrett Bewkes, Jr., Richard R. Burt, Meyer Feldberg, George W. Gowen, William W. Hewitt, Jr., Morton L. Janklow, Frederic V. Malek, Carl W. Schafer and William D. White were elected members of the Board of Trustees of the Trust to serve indefinite terms, beginning in September 2001, until their successors are duly elected and qualified or until their earlier resignation or removal.

     At the meeting, the shareholders of the Trust voted as follows with respect to the election of each nominee:

                                                                       SHARES           SHARES
                                                                        VOTED          WITHHOLD     SHARES
                                                                         FOR           AUTHORITY    ABSTAIN
                                                                 ---------------    -------------   -------
         Margo N. Alexander                                      137,030,850.059    3,472,641.943   535.630
         Richard Q. Armstrong                                    136,925,499.755    3,578,527.877     0.000
         David J. Beaubien                                       137,070,046.909    3,433,980.723     0.000
         E. Garrett Bewkes, Jr.                                  136,746,225.651    3,757,801.981     0.000
         Richard R. Burt                                         136,978,282.784    3,525,744.848     0.000
         Meyer Feldberg                                          136,960,088.513    3,543,939.119     0.000
         George W. Gowen                                         136,738,485.619    3,765,542.013     0.000
         William W. Hewitt, Jr.                                  136,816,697.582    3,687,330.050     0.000
         Morton L. Janklow                                       136,778,041.305    3,725,986.327     0.000
         Frederic V. Malek                                       136,911,965.938    3,592,061.694     0.000
         Carl W. Schafer                                         137,000,644.378    3,503,383.254     0.000
         William D. White                                        136,952,285.023    3,551,742.609     0.000

     Messrs. M. Cabell Woodward, Jr. and Brian M. Storms, who had served as Trustees of the Trust prior to the shareholder meeting, did not stand for reelection to the Board at the meeting and resigned from the Board in September 2001, as had been expected.

TRUSTEES

E. Garrett Bewkes, Jr.
CHAIRMAN

Margo N. Alexander
Richard Q. Armstrong
David J. Beaubien
Richard R. Burt
Meyer Feldberg
George W. Gowen
William W. Hewitt, Jr.
Morton L. Janklow
Frederic V. Malek
Carl W. Schafer
William D. White

PRINCIPAL OFFICERS

Brian M. Storms
PRESIDENT

Amy R. Doberman
VICE PRESIDENT AND SECRETARY

Paul H. Schubert
VICE PRESIDENT AND TREASURER

Susan P. Ryan
VICE PRESIDENT

INVESTMENT MANAGER, ADMINISTRATOR AND PRINCIPAL UNDERWRITER

Brinson Advisors, Inc.
51 West 52nd Street
New York, New York 10019







THE FINANCIAL INFORMATION INCLUDED HEREIN IS TAKEN FROM THE RECORDS OF THE PORTFOLIO WITHOUT EXAMINATION BY INDEPENDENT AUDITORS WHO DO NOT EXPRESS AN OPINION THEREON.

THIS REPORT IS NOT TO BE USED IN CONNECTION WITH THE OFFERING OF SHARES OF THE PORTFOLIO UNLESS ACCOMPANIED OR PRECEDED BY AN EFFECTIVE PROSPECTUS.

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